SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event) February 15, 2005

Golden Eagle International, Inc.
(Exact Name of Registrant as Specified in its Charter)

Colorado	0-23726	84-1116515
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification
Incorporation)		No.)

12401 South 450 East, Building D1, Salt Lake City, Utah 84020
(Address of Principal Executive Offices) (Zip Code)

(801) 619-9320
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

      None.

Item 1.02 Termination of a Material Definitive Agreement

      None.

Item 1.03 Bankruptcy or Receivership

      None.

Section 2 — Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

      None.

Item 2.02 Results of Operations and Financial Condition

      None.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

      None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under and Off-Balance Sheet Arrangement

      None.

Item 2.05 Costs Associated with Exit or Disposal Activities

      None.

Item 2.06 Material Impairments

      None.

Section 3 — Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

      None.

Item 3.02 Unregistered Sales of Equity Securities

        On February 10, 2005, we issued 2 million shares of our restricted common stock to one accredited investor, an offshore metallurgical consulting firm, pursuant to the terms of an employment agreement regarding the appointment of Ronald L Atwood, Ph.D., as our Chief Operating Officer (COO) and as a Director.

        In addition, pursuant to that same employment agreement regarding Ronald L Atwood, Ph.D., we committed to issue to Dr. Atwood, an accredited investor, restricted common shares of our stock with a value of $10,500 each month that Dr. Atwood continues in our employ, based on an average closing price of our shares on the OTC Bulletin Board for the three (3) last trading days of the previous month, over the life of the three (3)-year employment agreement. We also agreed to issue 1 million restricted shares of our common stock to one accredited investor, an offshore metallurgical firm, at the end of each year of Dr. Atwood’s employment.

The following sets forth the information required by Item 701 in connection with these transactions:

(a)        The transactions were the result of a board resolution and agreement to employ Ronald L Atwood, Ph.D., as our Chief Operating Officer (COO) and as a Director, which were approved by our Board of Directors on February 10, 2005.

(b)       There was no placement agent or underwriter for these transactions.

(c)       The total offering price was $94,000 regarding the 2 million shares authorized on February 10, 2005.  No underwriting discounts or commissions were paid.

(d)        We relied on the exemption from registration provided by Sections 4(2) and 4(6) under the Securities Act of 1933, Regulation D and Regulation S for these transactions.

We did not engage in any public advertising or general solicitation in connection with these transactions. We provided the accredited investors with disclosure of all aspects of our business, including providing the accredited investors with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information.  Based on our investigation, we believe that these accredited investors obtained all information regarding Golden Eagle International, Inc. they requested, received answers to all questions they posed, and otherwise understood the risks of accepting our securities for investment purposes.

(e)        Our restricted common stock is not convertible or exchangeable.  We have no registration obligation with respect to the shares of restricted common stock issued.

(f)         We received no cash proceeds. The consideration received was the employment of Ronald L Atwood, Ph.D., as our Chief Operating Officer (COO) and as a Director.

Item 3.03 Material Modification to Rights of Security Holders

      None.

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountants

      None.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

      None.

Section 5 — Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

      None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        On February 14, 2005, we announced that our Board of Directors had appointed Ronald L Atwood, Ph.D., 64, as our Chief Operating Officer (COO) and as a member of our Board of Directors. Dr. Atwood’s appointment was effective February 10, 2005.

         Dr. Atwood received a B.S. in Metallurgical Engineering in 1969, and a Ph.D. in Metallurgy in 1972, both from the University of Utah. He has published nine papers on various aspects of metallurgy and holds patents in the field of extractive metallurgy.

         Dr. Atwood was a professor of metallurgy at Michigan Tech from 1972 to 1974 and the University of Idaho from 1974 to 1975. He served on the board of Newmont Exploration, as well as working as Chief Metallurgist for Foote Mineral, a division of Newmont Mining, from 1975 through 1982. From 1982 through 1986, Dr. Atwood was President of MRA, Inc., a metallurgical consulting firm. From 1986 through 1989, Dr. Atwood was Director of Research for Newmont Gold and Newmont Metallurgical Services, both divisions of Newmont Mining. From 1989 through 1993, he was President of Advanced Processing Technologies, Inc., a company focused on implementing technologies in extractive metallurgy that were being developed by the University of Utah. He also served through the period of 1989 to 1990 as an adjunct professor of metallurgical engineering at the University of Utah. From 1993 through 1999, Dr. Atwood was General Manager for Minas del Glaciar, S.A., a Bolivian gold mining company, and also served through this period as Chief Consulting Metallurgist for Bolivian Copper Chemical Company, S.A. Dr. Atwood was a member of Golden Eagle’s Technical Advisory Board from 1997 through 1999. He also served as a Director and Vice President for Development for Golden Eagle from 1999 through 2003.

        A consulting firm that has Dr. Atwood under contract will receive 2 million restricted common shares of Golden Eagle’s stock to permit Dr. Atwood to work full time for Golden Eagle. We will pay $6,000 in cash and $10,500 in restricted common stock per month for Dr. Atwood’s services, for a total compensation of $16,500 per month, or $198,000 per year. We also agreed to issue 1 million restricted common shares to the consulting firm that has Dr. Atwood under contract as an annual bonus at the conclusion of each year.

         Dr. Atwood will not receive any additional compensation to serve as a member of our Board of Directors.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

      None.

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

      None.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

      None.

Section 6 — [Reserved]

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure

None.

Section 8 — Other Events

Item 8.01 Other Events

None.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 15th day of February, 2005.

Golden Eagle International, Inc. By: /s/ Terry C. Turner —————————————— Terry C. Turner President and Chief Executive Officer